UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2026

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 27, 2026, David Barse notified Better Home & Finance Holding Company (the “Company”) of his resignation from its board of directors (the “Board”), effective immediately. Mr. Barse’s decision to resign as a director was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

On July 27, 2026, the Board elected Daniel Lewis to serve as a director of the Board, effective immediately. Mr. Lewis will serve for a term expiring at the Company’s annual meeting of stockholders to be held in 2027 and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. As of the date of this Current Report on Form 8-K, the Board has not appointed Mr. Lewis to serve on any committees of the Board, and no determination regarding committee service has been made.

As a non-employee director of the Company, Mr. Lewis will participate in the compensation program for non-employee directors as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2026.

Mr. Lewis is expected to enter into the Company’s standard form of indemnification agreement with the Company. There are no arrangements or understandings between Mr. Lewis and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Lewis and any director or executive officer of the Company. Mr. Lewis does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: July 29, 2026	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary